Filed under Rule 497(e)
Registration No. 811-3738

VALIC COMPANY I

Supplement to the Prospectus dated October 1, 2012, as supplemented

At a meeting held on August 5-6, 2013, the Board of Directors (the “Board”) of VALIC Company I (“VC I”), including a majority of the directors who are not interested persons of VC I (the “Independent Directors”), as defined in the Investment Company Act of 1940, as amended, approved an Investment Sub-Advisory Agreement (the “JPMIM Sub-Advisory Agreement”) between The Variable Annuity Life Insurance Company (“VALIC”) and J.P. Morgan Investment Management, Inc. (“JPMIM”) with respect to the Growth & Income Fund. The Board, including a majority of the Independent Directors, also approved an Investment Sub-Advisory Agreement (the “MFS Sub-Advisory Agreement”) between VALIC and Massachusetts Financial Services Company (“MFS”) with respect to the Large Capital Growth Fund.

The Board has authority, pursuant to an exemptive order granted by the Securities and Exchange Commission, to enter into sub-advisory agreements without a shareholder vote. Shareholders of record on June 30, 2013 will receive a notice explaining how to access an information statement that contains additional information you should know about the terminations and approvals.

Upon the effective date of the JPMIM Sub-Advisory Agreement, SunAmerica Asset Management Corp. (“SAAMCo”) will cease to be a sub-adviser to the Growth & Income Fund, and the following changes will become effective with respect to the Growth & Income Fund:

In the Fund Summary, the Principal Investment Strategies of the Fund will be deleted in its entirety and replaced with the following:

The Fund invests in stocks that provide long-term growth potential. As a secondary goal, the Fund invests in stocks that will provide current income. The sub-adviser uses a bottom-up, disciplined investment process. The sub-adviser seeks to achieve the Fund’s investment objective through stock selection grounded in proprietary fundamental research and disciplined portfolio construction. Individual securities are ranked within industry sectors based on the attractiveness of their valuations. The sub-adviser believes this approach may reduce the market timing, sector and style risks typically associated with active portfolio management while maintaining risk characteristics similar to the Fund’s benchmark.

The Fund generally invests 90% to 95% of total assets, at the time of purchase, in common stocks and equity-related securities. The Fund principally invests in large capitalization companies. The sub-adviser may engage in frequent and active trading of portfolio securities to achieve the Fund’s objective.

In order to generate additional income, the Fund may lend portfolio securities to broker-dealers and other financial institutions provided that the value of the loaned securities does not exceed 30% of the Fund’s total assets. These loans earn income for the Fund and are collateralized by cash, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and such other securities as the Fund and the securities lending agent may agree upon.

Under Performance Information, the following is inserted immediately above the bar chart:

J.P. Morgan Investment Management, Inc. (“JPMIM”) assumed sub-advisory responsibility on September 16, 2013. Prior to such time, the Fund was sub-advised by SunAmerica Asset Management Corp.

Under Investment Adviser, the first paragraph and the table are deleted in their entirety and replaced with the following:

The Fund’s investment adviser is The Variable Annuity Life Insurance Company. The Fund is sub-advised by JPMIM.

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title
Raffaele Zingone	2013	Managing Director
Tim Snyder	2013	Vice President

In Additional Information about the Funds’ Investment Strategies and Risks, the information with respect to the Growth & Income Fund is deleted in its entirety and replaced with the following:

Growth & Income Fund

The Fund leverages the stock level insights of a broad, experienced team of large-cap equity research analysts. Each analyst is a sector specialist, conducting original proprietary fundamental research on the companies in their area of expertise. Each analyst seeks to select stocks in which they have a high degree of confidence and where a compelling risk/reward relationship exists. The constant interaction among the research analyst team, portfolio managers and broader organization promotes dynamic discussions by which the portfolio managers keep abreast of market developments and potential investment opportunities.

The securities considered for investment are issued by companies with a market capitalization of above $1 billion.

The sub-adviser’s proprietary dividend discount model is used to capture the analysts’ insights. The main factor in the dividend discount model is the analysts’ forecasts of company earnings and dividends, which are determined by extensive analysis of each company’s business outlook and financial situation. These earnings and dividend forecasts, in turn, are derived from data from profit/loss accounts, company balance sheets and cash flow statements.

Long-term forecasts of future earnings, cash flows and dividends, as well as a stock’s current price, are key factors in the sub-adviser’s valuation model and are used to generate dividend discount rates (“DDR”). This helps determine if a stock is cheap or expensive.

Each stock under coverage is categorized into an industry sector. Stocks are ranked into quintiles within their respective sectors based on DDRs. The DDRs are compared daily to rank stocks from those deemed to be the most attractive to the least attractive within each industry sector. The most undervalued stocks are ranked in the first quintile while the most overvalued stocks are ranked in the fifth quintile.

The Fund may also invest in bonds, preferred stocks, convertible stocks and warrants in addition to common stocks.

The Fund is also subject to the following additional risks: Credit Risk, Interest Rate Risk, Preferred Stock Risk, and Convertible Securities Risk.

In the Management section, under Investment Sub-Advisers, all references to SAAMCo with respect to the Growth & Income Fund are deleted in their entirety and the following paragraph is inserted at the end of the section regarding JPMIM:

The Growth & Income Fund is managed by a team led by Raffaele Zingone and Timothy Snyder. Mr. Zingone, Managing Director and CFA charter holder, is a portfolio manager within the U.S. Disciplined Equity Team based in New York. A JPMIM employee since 1991, Mr. Zingone is responsible for the Research Enhanced Index (REI) strategies. Mr. Snyder, Vice President and CFA and CMT charter holder, is also portfolio manager within the U.S. Disciplined Equity Team. A JPMIM employee since 2003, Mr. Snyder is responsible for implementation of the Research Enhanced Index (REI) strategies.

Upon the effective date of the MFS Sub-Advisory Agreement, SAAMCo and Invesco Advisers, Inc. (“Invesco”) will cease to be sub-advisers to the Large Capital Growth Fund, and the following changes will become effective with respect to the Large Capital Growth Fund:

In the Fund Summary, the Principal Investment Strategies of the Fund will be deleted in its entirety and replaced with the following:

The Fund seeks to meet its objective by investing, normally, at least 80% of its net assets in securities of large-capitalization companies. In complying with this 80% investment requirement, the Fund will invest primarily in common stocks.

Generally, large-cap companies will include companies whose market capitalizations, at the time of purchase, are equal to or greater than the market capitalization of the smallest company in the Russell 1000® Index during the most recent 12-month period. As of the most recent annual reconstitution of the Russell 1000® Index on June 22, 2012, the market capitalization range of the companies in the Index was approximately $1.354 billion to $540 billion.

The Fund’s sub-adviser focuses on investing the Fund’s assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies. Growth companies tend to have stock prices that are high relative to their earnings, dividends, book value, or other financial measures.

The Fund’s sub-adviser uses a bottom-up investment approach to buying and selling investments for the Fund. Investments are selected primarily based on fundamental analysis of individual issuers. Quantitative models that systematically evaluate issuers may also be considered.

The Fund may invest up to 25% of its total assets in foreign securities. The sub-adviser may engage in frequent and active trading of portfolio securities to achieve the Fund’s investment objective.

In order to generate additional income, the Fund may lend portfolio securities to broker-dealers and other financial institutions provided that the value of the loaned securities does not exceed 30% of the Fund’s total assets. These loans earn income for the Fund and are collateralized by cash, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and such other securities as the Fund and the securities lending agent may agree upon.

Under Performance Information, the second paragraph is deleted in its entirety and replaced with the following:

As of September 16, 2013, the Fund is sub-advised by Massachusetts Financial Services Company (“MFS”). Prior to such time, the Fund was managed by SunAmerica Asset Management Corp. (“SAAMCo”) and Invesco Advisers, Inc. (“Invesco”).

Under Investment Adviser, the first paragraph and the table are deleted in their entirety and replaced with the following:

The Fund’s investment adviser is The Variable Annuity Life Insurance Company. The Fund is sub-advised by MFS.

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title
Jeffrey C. Constantino	2013	Investment Officer and Portfolio Manager

In Additional Information about the Funds’ Investment Strategies and Risks, the information with respect to the Large Capital Growth Fund is deleted in its entirety and replaced with the following:

Large Capital Growth Fund

The Fund’s sub-adviser uses a bottom-up investment approach to buying and selling investments for the Fund. Investments are selected primarily based on fundamental analysis of individual issuers and their potential in light of their financial condition, and market, economic, political, and regulatory conditions. Factors considered may include analysis of an issuer’s earnings, cash flows, competitive position, and management ability. Quantitative models that systematically evaluate an issuer’s valuation, price and earnings momentum, earnings quality, and other factors may also be considered.

The Fund may invest to a lesser extent in preferred stock and convertible securities.

The Fund is subject to the following additional risks: Preferred Stock and Convertible Securities Risk.

In the Management section, under Investment Sub-Advisers, with respect to SAAMCo and Invesco, all references to the Large Capital Growth Fund are deleted in their entirety and the following paragraph is inserted at the end of the section on MFS:

The Large Capital Growth Fund is managed by Jeffrey C. Constantino, an Investment Officer and Portfolio Manager of MFS. Mr. Constantino has been employed in the investment area of MFS since 2000.

Date: August 7, 2013